UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2005

GenTek Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14789	02-0505547
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

90 East Halsey Road, Parsippany, New Jersey		07054
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	973-515-0900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

GenTek Inc.(NASDAQ: GETI) today announced plans to make a voluntary term loan prepayment of $3 Million during the month of September 2005 and that it had successfully terminated all future funding obligations to its defined benefit pension plans in Ireland.

The information contained in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 8.01 and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be otherwise expressly set forth by specific reference in such filing. by

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GenTek Inc.

September 7, 2005	By:	Matthew M. Walsh

Name: Matthew M. Walsh
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press Release